Exhibit 99.3
MEDCATH CORPORATION
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Presenting Normalized Results taking Dayton Heart Hospital as a Discontinued Operation and Harlingen Medical
Center as an Equity Method Investment into Consideration for Each Period Presented)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Normalized Net revenue	$155,818	$160,198	$145,570	$149,073
Normalized Adjusted EBITDA	$25,623	$29,414	$23,229	$22,302
Normalized Income from continuing operations	$7,970	$10,171	$6,295	$5,759
Normalized Net income	$9,457	$11,008	$6,726	$6,329

Earnings (loss) per share, basic

Earnings (loss) per share, basic	$0.45	$0.52	$0.32	$0.30

Earnings (loss) per share, diluted

Earnings (loss) per share, diluted	$0.44	$0.50	$0.31	$0.30

Weighted average number of shares, basic	21,019	21,144	21,202	21,028
Dilutive effect of stock options and restricted stock	625	682	579	263

Weighted average number of shares, diluted	21,644	21,826	21,781	21,291

Exhibit 99.3
MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)
The following table reconciles Normalized Net Revenue with MedCath’s recasted Net Revenue for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007.

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Net Revenue	$152,760	$159,813	$145,084	$148,850
Add:
Settlement reserve	3,120	—	—	—
Out-of-period cost report adjustments	—	385	486	223
Deduct:
Out-of-period cost report adjustments	(62)	—	—	—

Normalized Net Revenue	$155,818	$160,198	$145,570	$149,073

The following table reconciles Normalized Adjusted EBITDA with MedCath’s recasted Income from Continuing Operations for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007.

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Income from Continuing Operations	$3,889	$10,109	$2,454	$2,618
Add:
Income tax expense	4,504	5,395	2,022	2,348
Minority interest share of earnings of consolidated subsidiaries	3,268	4,007	4,437	4,452
Equity in net earnings of unconsolidated affiliates	(1,946)	(247)	(1,644)	(2,025)
Interest and other income, net	(2,011)	(1,949)	(1,568)	(1,167)
Loss on early extinguishment of debt	5,142	—	4,789	—
Interest expense	28	3,939	3,915	3,931
Impairment of long-lived assets
Loss (gain) on disposal of property, equipment and Other assets	614	175	419	28
Amortization	127	126	126	127
Depreciation	6,861	6,786	6,748	7,366
Pre-opening expenses	—	—	555	248
Severance	—	—	—	263
Share-based compensation expense	2,089	688	490	3,709
Settlement reserve	3,120	—	—	—
Out-of-period cost report adjustments	—	385	486	223
Business continuity expense				181
Deduct:
Out-of-period cost report adjustments	(62)	—	—	—

Normalized Adjusted EBITDA	$25,623	$29,414	$23,229	$22,302

The following table reconciles Normalized Income from Continuing Operations with MedCath’s recasted Income from Continuing Operations for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007.

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Income from continuing operations	$3,889	$10,109	$2,454	$2,618
Add:
Share-based compensation expense	1,092	423	284	2,308
Settlement reserve	2,196	—	—	—
Out-of-period cost report adjustments	—	135	252	71
Business continuity expense	—	—	—	86
Loss on early extinguishment of debt	351	—	2,648
Income tax impact of normalized adjustments	465	—	142	456
Harlingen transaction expenses	—	—	193
Severance costs	—	—	—	126
Pre-opening expense	—	—	322	94
Deduct:
Income tax impact of normalized adjustments	—	(496)	—	—
Out-of-period cost report adjustments	(23)	—	—	—

Normalized Income from Continuing Operations	$7,970	$10,171	$6,295	$5,759

The following table reconciles Normalized Net Income with MedCath’s recasted Net Income for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007.

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Net Income	$5,410	$10,946	$908	$3,064
Add:
Share-based compensation expense	1,092	423	284	2,308
Settlement reserve	2,196	—	—	—
Out-of-period cost report adjustments	—	135	199	71
Business continuity expense	—	—	—	86
Loss on early extinguishment of debt	351	—	2,648	—
Income tax impact of normalized adjustments	465	—	142	456
Harlingen transaction expenses	—	—	193	—
Severance costs	—	—	—	126
Pre-opening expense	—	—	322	94
Impairment of long-lived assets	—	—	2,030	124
Deduct:
Income tax impact of normalized adjustments	—	(496)	—	—
Out-of-period cost report adjustments	(57)	—	—	—

Normalized Income from Continuing Operations	$9,457	$11,008	$6,726	$6,329